UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 11, 2004
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                               INFOCROSSING, INC.
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                 (Exact name of issuer as specified in Charter)


                    Delaware              0-20824         13-3252333
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         (State or Other Jurisdiction   Commission      (IRS Employer
              of Incorporation)         File Number   Identification No.)

              2 Christie Heights Street Leonia, New Jersey    07605
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              (Address of Principal Executive Offices)   (Zip Code)

       Registrant's telephone number, including area code (201) 840-4700
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE and
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the projections set forth below and, in some cases, can otherwise be identified by terminology such as "may," "will," "should," "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," or "continue," the negative of these terms or other comparable terminology. These statements involve a number of risks and uncertainties including, but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of the Company's products and services in the marketplace; competitive factors; new products; technological changes; the Company's dependence upon third-party suppliers; intellectual property rights; difficulty with the integration of SMS; and other risks. For any of these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report and are based on information currently and reasonably known. The Company undertakes no obligation to release any revisions to or update these forward-looking statements to reflect events or circumstances that occur after the date of this Report or to reflect the occurrence or effect of anticipated or unanticipated events.

The Company announced on August 11, 2004 its results for the three and six months ended June 30, 2004 by means of the press release attached as Exhibit 99.

Infocrossing will hold a teleconference to discuss first quarter results with the financial community today, August 11, 2004, at 11:00 AM. Eastern Daylight Time. Anyone interested in participating in the call can join via the Company's website, www.infocrossing.com, or dial into the call at 1-888-243-3996 or 1-973-935-2404 for international callers, at least ten minutes before the start of the call. A telephone replay will also be available until August 18, 2004 starting one hour after the conclusion of the teleconference. Interested persons may listen to the playback of the teleconference by calling 1-877-519-4471 toll free or 973-341-3080 for international callers and entering the pass code number 5043180.

"EBITDA" as used in the earnings release is defined as earnings before income taxes, depreciation, amortization, and interest. EBITDA should not be considered as an alternative to operating income, as defined by generally accepted accounting principles, as an indicator of our operating performance, or to cash flows, as a measure of liquidity. A table reconciling EBITDA to Net Income is included in the earnings release.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INFOCROSSING, INC.


Date:  August 11, 2004                   /s/ WILLIAM J. McHALE
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                                        William J. McHale
                                        Senior Vice President of Finance